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                                                                     Exhibit 4.1

NUMBER                                                        SHARES

NFP

                        NATIONAL FINANCIAL PARTNERS CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN          CUSIP 63607P 20 8
RIDGEFIELD PARK, NJ OR NEW YORK, NY          SEE REVERSE FOR CERTAIN DEFINITIONS

                                    [GRAPHIC]

This
Certifies
that



is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10, OF


                        NATIONAL FINANCIAL PARTNERS CORP.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assents. This
Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                [CORPORATE SEAL]

/s/ Robert I. Kleinberg                               /s/ Jessica M. Bibliowicz
SECRETARY                                             PRESIDENT





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COUNTERSIGNED AND REGISTERED:
         MELLON INVESTOR SERVICES LLC

                                                           TRANSFER AGENT
BY                                                          AND REGISTRAR

                                                          AUTHORIZED SIGNATURE





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common           UNIF GIFT MIN ACT -____Custodian____
TEN ENT  - as tenants by the entireties                     (Cust)       (Minor)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act _______________
           in common                                       (State)

      Additional abbreviations may also be used though not in the above list.

      For Value Received,_________ hereby sell, assign and transfer unto

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
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP OR POSTAL CODE OF ASSIGNEE)

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                                                                                                                           Shares
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of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                                                                           Attorney
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to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ---------------------

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





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Signature(s) Guaranteed:

--------------------------------------------------------------------------------
THE SIGNATURE(S)MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.